Filed Pursuant to Rule 497(a)
File No. 333-206661
Rule 482ad

PROSPECT CAPITAL CORPORATION
NASDAQ:PSEC

•	Annualized dividend yield of ~16%(1)

•	Discount to net asset value ~40%(1)

•	Low exposure to energy of 3.7% of total assets(2)

•	Positioned well for rising rate environment(2)

•	Capital under management over $7 billion(3)

•	Average daily trading volume over 3.2 million shares(1)

WHY INVEST IN PROSPECT CAPITAL?

Prospect Capital ("PSEC”) is one of the largest business development companies (“BDCs”) with over $7 billion of available capital.(3) A BDC is an investment company that typically focuses on debt investments to middle market companies. PSEC provides flexible private debt and equity capital to middle market companies in the United States and Canada. PSEC has historically used income from these debt and equity investments to pay attractive dividends with yields that have often been higher than other income-oriented investments such as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and high yield bonds.(1) PSEC is an investment grade debt issuer.(4) All information is as of January 13, 2016 unless otherwise noted.

✓ ATTRACTIVE DIVIDEND YIELD
Current monthly dividend of $0.083 per share, implying an annualized dividend yield of ~16%.(1)

✓ DISCOUNT TO NET ASSET VALUE (“NAV”)
PSEC is trading at a discount of ~40%.(1)

✓ EXCELLENT OPERATING RETURNS
PSEC has generated superior operating returns compared to the publicly-traded BDC median during the 1 year, 5 year, and 10 year periods ended September 30, 2015, based on dividends plus change in NAV per share.(5)

✓ MANAGEMENT INVESTMENT
Senior management are the largest shareholders of PSEC with more than $100 million of common stock, including $50 million purchased in December 2015, and has never sold a share.(6)

✓ POSITIONED TO BENEFIT FROM RISING RATES
PSEC has positioned itself to benefit from a rising rate environment by investing in floating rate assets and borrowing at fixed rates.(2)

✓ SENIOR SECURED INVESTMENT FOCUS
First-lien and second-lien secured loans comprise 72% of PSEC’s portfolio, the majority of which is first lien.(2)

For more information about PSEC, click the button below or send us an email at InvestorRelations@prospectstreet.com.

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The performance information contained herein is past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance contained herein. An investment in PSEC’s return and principal value will fluctuate such that an investor’s shares, when sold, may be worth more or less than their original cost.

(1) Source: Bloomberg Market data as of 1/13/16 and net asset value reported as of 9/30/15. PSEC’s average annual total return as a percentage of net assets during the one year period ending 9/30/15 was 8.1%. Average annual total return is equivalent to net increase in net assets resulting from operations divided by beginning book equity, compounded quarterly and annualized.

(2) Source: 9/30/15 10-Q and subsequent SEC filings.

(3) Total assets as of 9/30/15 plus undrawn credit facility.

(4) Investment grade ratings from Kroll and S&P as of 1/13/16.

(5) PSEC’s operating performance among publicly-traded BDCs ranks in the 66th percentile (second quartile) during the year ended 9/30/15, in the 64th percentile (second quartile) during the 5 years ended 9/30/15, and in the 75th percentile (top quartile) during the 10 years ended 9/30/15, in each case based on dividends plus change in NAV compounded on a quarterly basis. Investors purchase and sell shares of PSEC common stock at prevailing market prices, which may be higher or lower than NAV. Source: PSEC analysis of Capital IQ data on constituents of WF BDC Index as of 11/30/15 for which there is data for each stated period (39 constituents for 1 year, 23 constituents for 5 years, and 13 constituents for 10 years). PSEC’s average annual total return for the 1, 5, and 10 year periods ended 9/30/15 was 8.1%, 12.2%, and 10.3%, respectively.

(6) Source: SEC filings as of 1/13/16.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of PSEC before investing. A supplemental prospectus dated 11/6/15 and prospectus dated 11/3/15 have been filed with the Securities and Exchange Commission. The supplemental prospectus and prospectus contain information about PSEC and should be read carefully before investing. A more detailed discussion of risks and uncertainties is contained in the prospectus supplement and prospectus.

This information page does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this information page in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The information contained herein may contain forward-looking statements. Any such statements are likely to be affected by unknowable future events and conditions, most of which are not under PSEC’s control and that PSEC may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance, and actual developments and results may vary materially. Such statements speak only as of the time when made, and PSEC undertakes no obligation to update any such statement now or in the future.